EFFECTIVE AUGUST 23RD, 2004
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 24, 2004



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                         0-21802               34-1741211
  (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)
  INCORPORATION  OR  ORGANIZATION)                       (IRS  EMPLOYER
                                                       IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                        43606
  (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
       __________________________________________________________________


Item  5.02   Election  of  Directors

At a meeting of the Board of Directors on November 24, 2004, the Company elected Joseph H. Scheib as a Class I director, effective through the Company's next annual meeting to be held in 2005. Mr. Scheib has been appointed to the Audit Committee, and will serve as its Chairperson and financial expert. Mr. Scheib holds no other directorships or officer positions in other reporting companies, nor is related to any other directors or officers of the Company.

The Company issued a related press release on December 1, 2004, announcing Mr. Scheib's election to the Board, which has been attached to this filing as
Exhibit  10.1.


Item  9.01  -  Financial  Statements  and  Exhibits
(c)     Exhibits

     Exhibit  No.     Description
     ------------     -----------
     10.1          Press  Release  dated  December  1,  2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          December  1,  2004    By:       /s/  James  K.  McHugh
                                                James  K.  McHugh
                                                Chief  Financial  Officer